SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                             HOME PORT BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             HOME PORT BANCORP, INC.





                                                                  April 14, 1998







Dear Stockholder:

      We cordially invite you to attend the Annual Meeting of the Stockholders of Home Port Bancorp, Inc. (the "Corporation") to be held at the Great Hall, Nantucket Atheneum, Lower India Street, Nantucket, Massachusetts, on Friday, May 15, 1998, at 10:00 a.m.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as representatives of KPMG Peat Marwick LLP, the Corporation's independent auditors, will be present to respond to any questions stockholders may have.

      ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.



                                                           Sincerely,






                                                           /s/Karl L. Meyer
                                                           ----------------
                                                           Karl L. Meyer
                                                           Chairman of the Board









          104 PLEASANT ST., P.O. BOX 988 NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580

                            HOME PORT BANCORP, INC.
                              104 PLEASANT STREET
                         NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580






                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 1998




      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Home Port Bancorp, Inc. (the "Corporation") will be held at the Great Hall, Nantucket Atheneum, Lower India Street, Nantucket, Massachusetts on Friday, May 15, 1998, at 10:00 a.m. (the "Meeting") to consider and act upon the following matters:

      1. To elect three (3) Directors;

      2. To ratify the action of the Directors in selecting KPMG Peat Marwick LLP as auditors for the Corporation;

      3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 31, 1998, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person or if you revoke the proxy prior to the Meeting.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Robert J. McKay
                                              ROBERT J. MCKAY
                                              SECRETARY


Nantucket, Massachusetts
April 14, 1998


IMPORTANT: THE PROMPT RETURN OF YOUR PROXY WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                            HOME PORT BANCORP, INC.
                              104 PLEASANT STREET
                         NANTUCKET, MASSACHUSETTS 02554
                                 (508) 228-0580


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1998


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Home Port Bancorp, Inc. (hereinafter called the "Corporation"), the holding company of Nantucket Bank (hereinafter called the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (hereinafter called the "Meeting") which will be held at the Great Hall, Nantucket Atheneum, Lower India Street, Nantucket, Massachusetts, on Friday, May 15, 1998 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 14, 1998.


                              REVOCATION OF PROXIES


      Any stockholder who executes a proxy retains the right to revoke it at any time prior to the Meeting. Unless revoked, the shares represented by such a proxy will be voted at the Meeting and all adjournments thereof. A proxy may be revoked by sending written notice prior to the Meeting to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy given by a stockholder will not be voted if the stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth below and for the ratification of the selection of KPMG Peat Marwick LLP as the Corporation's auditors. The form of proxy confers discretionary authority on the persons named therein to vote on all matters which properly come before the Meeting to the fullest extent permitted by applicable laws and regulations. The Board of Directors is not aware of any other business that may come before the Meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      Stockholders of record as of the close of business on March 31, 1998 are entitled to one vote for each share then held. On that date, the Corporation had 1,841,890 shares of common stock issued and outstanding (the "Common Stock").

      The following table sets forth, as of March 21, 1998, the shares of Common Stock beneficially owned by each Director of the Corporation, each executive officer named in the Summary Compensation Table, all executive officers and Directors as a group, and each person who was the beneficial owner of more than 5% of the Corporation's Common Stock, based on information supplied by its transfer agent and filings made with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. Persons and groups owning in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934.

 Name and Address                             Amount and Nature of         Percent of Shares of
of Beneficial Owners                          Beneficial Ownership       Common Stock Outstanding
--------------------                          --------------------       ------------------------
Karl L. Meyer                                      171,750 (1)                        9.33%
Director, President and CEO
60 Arch Street
Greenwich, CT 06830

William P. Hourihan, Jr.                            28,228 (2)                        1.53%
Director and Senior Vice President
16 Hawthorne Lane
Nantucket, MA 02554

Philip W. Read                                       1,448                               *
Director
14 Sherburne Turnpike
Nantucket, MA 02554-3422

Charles F. DiGiovanna                                8,000                               *
Director
170 Dolphin Cove Quay
Stamford, CT 06902

Charles H. Jones, Jr.                              110,000 (3)                        5.97%
Director
P.O. Box 441
Rumson, NJ 07760

Daniel D. McCarthy                                  10,000                               *
Director
5 Glenwood Road
Rockville Centre, NY 11570

Robert J. McKay                                      4,000                               *
Director and Secretary
7 Stanwich Road
Greenwich, CT 06830

John M. Sweeney                                      1,000                               *
Treasurer & Chief Financial Officer
100 Old South Road
Nantucket, MA 02554

Daniel P. Neath                                      6,173                               *
Vice President
                                                   -------                           -----
All Executive Officers and                         340,599                           18.49%
Directors as a group (9 persons)

Ruane, Cunniff & Co., Inc. (4)                      97,900                            5.32%
1370 Avenue of the Americas
New York, NY 10014

Edge Partners, L.P. (4)                            110,000                            5.97%
P.O. Box 7511
1129 Broad Street
Shrewsbury, NY 07702

The Employees Retirement
Plan of Consolidated
Electrical Distributors, Inc. (4)                   78,000                            4.24%
1516 Pontius Avenue
Los Angeles, CA  90025

* = less than 1%

(1) Includes certain shares of Common Stock owned by Mr. Meyer jointly with his spouse, or by Mr. Meyer as a custodian or trustee for his children, over which shares Mr. Meyer effectively exercises sole or shared voting and investment power.

(2)  Includes certain shares of Common Stock owned by Mr. Hourihan's spouse.

(3) These shares are owned by Edge Partners, L.P., a partnership in which Mr. Jones is Managing Partner.

(4) Based solely on filings made by the person, entity or group with the Securities and Exchange Commission.


                        PROPOSAL I ELECTION OF DIRECTORS


      The Corporation's Board of Directors is currently composed of seven members. The Corporation's Certificate of Incorporation provides for three classes of Directors to be elected for terms of three years, approximately one third of whom are to be elected annually.

      Two Class II Directors will be elected at the Annual Meeting, each to serve for a three year period or until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as Class II Directors Charles H. Jones, Jr., Daniel D. McCarthy and Robert J. McKay, each of whom is currently a member of the Board. The Directors recommend a vote "FOR" the nominees for Class II Directors. It is intended that the persons named in the proxies solicited by the Board will vote "FOR" the election of the named nominees unless contrary instruction is given. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth for each nominee, and for each Director continuing in office, his name, age, and the year of expiration of his proposed or current term as a Director.

      The Certificate of Incorporation does not provide for cumulative voting, and a simple majority of the shares present, entitled to vote and voting in person or by proxy may elect Directors.

                                                       YEAR
                                                       FIRST                  CURRENT                POSITION
                                                      ELECTED                 TERM TO                  WITH
NAME                            AGE                  DIRECTOR                 EXPIRE                CORPORATION
----                            ---                  --------                 ------                -----------
                                 BOARD NOMINEES FOR TERM TO EXPIRE IN 1998

                                    CLASS II
Charles H. Jones, Jr.           64                     1992                   1998
Daniel D. McCarthy              70                     1992                   1998
Robert J. McKay                 65                     1992                   1998               Secretary

                                DIRECTORS CONTINUING IN OFFICE

                                     CLASS I
William P. Hourihan, Jr.        50                     1987                   2000               Senior Vice President and
                                                                                                  Director and President
                                                                                                  of the Bank
Karl L. Meyer                   60                     1991                   2000               Chief Executive Officer,
                                                                                                  Chairman and President
                                    CLASS III
Charles F. DiGiovanna           57                     1992                   1999
Philip W. Read                  61                     1987                   1999               Chairman of the Board
                                                                                                  of the Bank


     The principal occupation of each nominee and Director of the Corporation for the last five years is set forth below.

      Charles F. DiGiovanna has been the President and CEO of Continental Plastic Container, Inc., a plastic container manufacturer, since 1991. From 1990 to 1991, Mr. DiGiovanna served as President of Consulting C.F.D., Inc., a market consulting company. From 1985 to 1989, Mr. DiGiovanna served as President of Darom Corporation, a telecommunications company.

      William P. Hourihan, Jr. has been employed by the Bank since 1971. Since October 2, 1992, he has served as President of the Bank, in which capacity he is responsible for overseeing the Bank's operations.

      Charles H. Jones, Jr. has been Managing Partner of Edge Partners L.P., an investment company, since 1987.

      Daniel D. McCarthy has been a private investor and Director of First Long Island Investors, an investment company, since 1984.

      Robert J. McKay has been a principal of R.J. McKay & Associates, a management consulting firm, since 1968.

      Karl L. Meyer is a private investor. Mr. Meyer has served as Chairman of the Board, Chief Executive Officer and President of the Corporation since July, 1992. Mr. Meyer also serves as managing director of Diogenes Management Company, a company which provides investment advisory services to Diogenes Investments, Ltd., a company which invests in a wide range of transactions in the tanker shipping industry. From 1986 to 1989, Mr. Meyer was the Chairman of the Board and Chief Executive Officer of Marine Transport Lines, Inc., a commercial shipping company.

      Philip W. Read has served as the President, General Manager and an owner of Jared Coffin House, Inc., an inn and restaurant located on Nantucket, since 1966.


                Meetings and Committees of the Board of Directors

      The Board of Directors of the Corporation conducts its business through meetings of the Board and its various committees. During the year ended December 31, 1997, the Board of Directors held five (5) meetings. No current Director of the Corporation attended fewer than 75% of the combined total meetings of the Board of Directors and of each committee on which such Board member served during this period.

      The Corporation has an Executive Committee consisting of Directors McCarthy, Meyer and Read. The Executive Committee meets as necessary, when the full Board of Directors is unable to meet, and exercises general control and supervision of all matters pertaining to the interests of the Corporation, subject to the direction of the Board of Directors. All actions taken by the Executive Committee are reviewed and ratified by the full Board of Directors at the next regular Board meeting. During the year ended December 31, 1997, the Executive Committee met once.

      The Corporation has an Auditing Committee consisting of Directors McCarthy, McKay and Read. The Auditing Committee meets a minimum of five (5) times per year to review internal financial reports prepared by the management of the Corporation and the Bank and financial and auditing reports of the independent auditors. This committee held five (5) meetings during the year ended December 31, 1997.

      The Corporation has a Nominating Committee consisting of Directors Jones, DiGiovanna and Hourihan. The Nominating Committee meets at least once per year to formulate a slate of Directors for presentation for election at the annual meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose. The Nominating Committee met once during 1997 to nominate the Directors to be voted on at the Meeting.

      The Corporation has a Compensation Committee consisting of Directors DiGiovanna, Hourihan and Read. The Compensation Committee meets at least twice during the year to review the compensation of the Bank's six most highly compensated officers, any incentive bonus plans offered by the Bank and any changes in the Bank's benefit plans. This committee held three (3) meeting during the year ended December 31, 1997.

                             DIRECTORS' COMPENSATION


      Each Director of the Corporation, except for Mr. Meyer and Mr. Hourihan, is paid an annual retainer of $7,500 and receives $1,500 for each Board of Directors meeting attended. Members of the Executive, Nominating, and Auditing Committees, except Messrs. Meyer and Hourihan, receive $750 for each committee meeting attended. Mr. Meyer is paid $1,000 monthly against office expenses.


                             EXECUTIVE COMPENSATION


      The following table sets forth for the fiscal years ended December 31, 1997, 1996 and 1995, certain information as to the compensation earned by the Chief Executive Officer of the Corporation and the sole executive officer who earned total salary and bonus in excess of $100,000 during the year ended December 31, 1997 for services in all capacities to the Corporation and the Bank.

                           SUMMARY COMPENSATION TABLE


                                                           ANNUAL COMPENSATION
                                                                 SALARY
NAME AND PRINCIPAL POSITION                    YEAR               ($)
---------------------------                    ----               ---
Karl L. Meyer.                                 1997             $ 65,000
  Chairman, Chief Executive Officer            1996             $ 65,000
  and President                                1995             $ 61,750

William P. Hourihan, Jr.                       1997             $160,493
  Senior Vice President, and Director          1996             $119,946
  and President of the Bank                    1995             $124,269



                          Transactions With Management


      Certain directors and senior officers of the Bank have obtained loans from the Bank. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, such loans do not involve more than the normal risk of collectability or present other unfavorable features.

      Set forth below is certain information concerning loans made to Directors and senior officers of the Bank, as well as their related business entities, who were indebted to the Bank in an aggregate amount in excess of $60,000 at any time during the year ended December 31, 1997.

                                           Date            Loan             Original             Current         Interest
Name                        Title         of Loan          Type              Amount              Balance           Rate
----                        -----         -------          ----              ------              -------           ----
John S. Conway            Director       01/19/94         Mortgage          $420,000                   $0           N/A
                                         08/25/95         Mortgage           $35,000                   $0           N/A

John Dooley               Director       10/28/86        Commercial         $285,000             $196,387         10.500%
                                                         Mortgage(2)

Sheila O'Brien Egan       Director       02/25/94         Mortgage          $192,000             $156,596         6.750%

Marsha Kotalac            Director       06/14/95      Commercial Line      $200,000                   $0         11.000%
                                                       of Credit(3)
                                         01/13/97         Mortgage           $50,000              $46,831         7.625%

H. Flint Ranney           Director       08/04/93         Mortgage          $187,500             $166,242         10.250%
                                         11/19/93         Mortgage          $300,000             $242,071         6.500%
                                         05/03/95        Commercial         $200,000             $185,225         10.125%
                                                          Mortgage
                                         11/29/95       2nd Mortgage        $250,000             $209,651         7.500%
                                         12/12/97        Commercial         $395,000             $395,000         9.000%
                                                          Mortgage

Alvin S. Topham           Director       09/25/87        Home Equity         $30,000              $27,497         10.750%
                                         08/11/95         Mortgage          $110,000              $91,558         8.000%
                                         07/03/96        Commercial          $50,000                   $0         11.750%
                                                          Loan (2)

Donald G. Mitchell     Vice President    07/08/94           Home             $20,000               $7,164         10.000%
                                                        Improvement
                                         07/08/94         Mortgage          $144,000             $119,845         8.625%

Levin L. Waters, V         Senior        07/02/96         Mortgage          $250,000                   $0           N/A
                       Vice President

--------------
(1) Represents a loan to a company partially owned by Mr. Dooley.

(2) Represents a loan to a company owned by Mr. Topham.

(3) Represents a loan to a company owned by Ms Kotalac

                               EXECUTIVE OFFICERS

      The principal occupation of each executive officer of the Corporation for the last five years is set forth below.

      William P. Hourihan, Jr., 50, has been employed by the Bank since 1971. Since October 2, 1992, he has served as President of the Bank, in which capacity he is responsible for overseeing the Bank's operations.

      Robert J. McKay, 65, has been a principal of Robert J. McKay Associates, a management consulting firm, since 1968.

      Karl L. Meyer, 60, is a private investor. Mr. Meyer has served as Chairman of the Board, Chief Executive Officer and President of the Corporation since July, 1992. Mr. Meyer also serves as managing director of Diogenes Management Company, a company which provides investment advisory services to Diogenes Investments, Ltd., a company which invests in a wide range of transactions in the tanker shipping industry. From 1986 to 1989, Mr. Meyer was the Chairman of the Board and Chief Executive Officer of Marine Transport Lines, Inc., a commercial shipping company.

      Daniel P. Neath, 61, has served as Vice President of the Corporation since August 1988. Mr. Neath has also served as Senior Vice President of the Bank since April 1983.

      John M. Sweeney, 42, has served as Treasurer and Chief Financial Officer of the Corporation, and Senior Vice President and Chief Financial Officer of the Bank, since September 1995. From January 1995 to August 1995, Mr. Sweeney served as Vice President of Citizens Bank of Massachusetts. From May 1989 to January 1995, Mr. Sweeney was Vice President and Controller of Quincy Savings Bank.


          PROPOSAL II - RATIFICATION OF CHOICE OF INDEPENDENT AUDITORS


      The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Corporation for the 1998 fiscal year. In accordance with a resolution of the Board of Directors, this selection is being presented to the stockholders for ratification at the Meeting.

      KPMG Peat Marwick LLP has no direct or indirect material financial interest in the Corporation or the Bank. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be given the opportunity to make a statement on behalf of KPMG Peat Marwick LLP if they so desire. The representatives also will be available to respond to questions raised by those in attendance at the Meeting.

      Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors will not change the appointment for fiscal 1998, but will consider the stockholder vote in appointing auditors for fiscal 1998. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.


                                VOTING PROCEDURES


      This proxy statement and the accompanying proxy card are being mailed to stockholders commencing on or about April 14, 1998. The accompanying proxy is solicited by the Board of Directors of Home Port Bancorp, Inc. (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on May 15, 1998, and any adjournment or adjournments thereof.

      When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If a proxy is signed and returned without specifying choices, the shares will be voted `FOR' proposals 1, and 2 and in the discretion of the persons named as proxies in the manner they believe to be in the best interests of the Corporation as to other matters that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Meeting by written notice to the Corporation, by oral notice to the Secretary at the meeting or by submitting a later dated proxy.

      Each outstanding share of the Corporation's Common Stock is entitled to one (1) vote.

      Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on Proposal 2, as well as "broker non-votes", discussed below, count toward establishing the presence of a quorum. Under the By-laws of the Corporation, one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, constitutes a quorum.

      Assuming the presence of a quorum, Directors of the Corporation are elected by a majority vote of the shares of Common Stock present in person or represented by proxy and voting in the election of Directors. Shares may be voted for or withheld from each nominee for election as a Director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of Directors of the Corporation.

      Assuming the presence of a quorum, Proposal 2 must be approved by affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Shares represented by proxies which are marked "abstain" for Proposal 2 on the proxy card and proxies which are marked to deny discretionary authority on other matters will not be included in the vote totals for this item and, therefore, will have no effect on the vote.

      Under applicable rules, brokers who hold shares of the Corporation's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Proposal 1, the uncontested election of directors, and Proposal 2, the ratification of independent auditors, are "routine" matters for this purpose. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") that action is called a "broker non-vote" as to that matter. Broker "non-votes" with respect to "routine" matters such as Proposals 1 and 2 on the agenda for this Meeting are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this Meeting of the Corporation's stockholders, shares represented by such proxy card would be voted for the election of the director nominees and for the ratification of the independent accountants.

      The Board of Directors has fixed March 31, 1998, as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Meeting. On the record date, there were 1,841,890 shares of Common Stock (each of which is entitled to one vote) of the Corporation issued and outstanding. The holders of Common Stock do not have cumulative voting rights.

                                  MISCELLANEOUS


      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation. The Corporation has retained Innisfree M & A Incorporated to assist in the solicitation of proxies at a cost not to exceed $6,000 plus reimbursement of certain related expenses.

      The Corporation's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record concurrently with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

      Compliance with Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any written representation from reporting persons that no Form 5 is required, the Corporation hereby reports that there were no delinquent filings under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1997 except for the following: Mr. McCarthy filed a Form 5 to report one sale of stock that should have been earlier reported on Form 4; Mr. Neath filed a Form 5 to report one sale of stock that should have been earlier reported on Form 4; and Mr. Read filed a Form 5 to report one acquisition of stock that should have been reported on an earlier Form 4.


                              STOCKHOLDER PROPOSALS


      In order to be eligible for inclusion in the Corporation's proxy materials for next year's annual meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 104 Pleasant Street, Nantucket, Massachusetts 02554, no later than December 23, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


                                   FORM 10-KSB


      A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOME PORT BANCORP, INC. 104 PLEASANT STREET, P.O. BOX 988, NANTUCKET, MASSACHUSETTS 02554.

                                 REVOCABLE PROXY
                             HOME PORT BANCORP, INC.

      [X]  PLEASE MARK VOTES
           AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 1998

           This Proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints Charles F. DiGiovanna and Philip W. Read, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Home Port Bancorp, Inc. held of record by the undersigned on March 31, 1998, at the Annual Meeting of Stockholders to be held on May 15, 1998 or any adjournment or adjournments thereof.

1. Election of Directors
   1. Charles H. Jones, Jr.
   2. Daniel D. McCarthy
   3. Robert J. McKay

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------



2. Ratification of selection of KPMGPeat Marwick LLP as independent auditors for the fiscal year 1998:

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Proposals 1 and 2.

  Please sign exactly as your name appears on this card. When shares are held as joint tenants, both tenants should sign. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

          Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                             HOME PORT BANCORP, INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY